Analysis of STK-001 for the Treatment of Dravet Syndrome Stoke Therapeutics July 25, 2023 Exhibit 99.2

Agenda Introduction Eric Rojas, Head of Investor Relations Introductory Remarks Edward M. Kaye, M.D., Chief Executive Officer Phase 1/2a Interim Analysis  Barry Ticho, M.D., Ph.D., Chief Medical Officer Kimberly Parkerson, M.D., Ph.D., Head of Neurology Clinical Development Closing Remarks Edward M. Kaye, M.D., Chief Executive Officer Q&A (to include additional Stoke leadership) Shamim Ruff, Chief Regulatory Officer

Forward Looking Statements This presentation has been prepared by Stoke Therapeutics, Inc. (“Stoke” or “we”) for information purposes only and for no other purpose. Nothing contain in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Stoke or any officer, director, employee, agent or advisor of Stoke. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. This presentation contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to the ability of STK-001 to treat the underlying causes of Dravet syndrome and reduce seizures or show improvements in non-seizure comorbidities at the indicated dosing levels or at all, and the timing and expected progress of clinical trials, data readouts and presentations. Statements including words such as “plan,” “will,” “continue,” “expect,” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they prove incorrect or do not fully materialize, could cause our results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, risks and uncertainties related to: our ability to advance, obtain regulatory approval of and ultimately commercialize its product candidates; the timing and results of preclinical and clinical trials; the risk that positive results in a clinical trial may not be replicated in subsequent trials or successes in early stage clinical trials may not be predictive of results in later stage trials and preliminary interim data readouts of ongoing trials may show results that change when such trials are completed; our ability to fund development activities and achieve development goals; our ability to protect its intellectual property; and other risks and uncertainties described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, our quarterly reports on Form 10-Q, and the other documents we file from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release, and Stoke undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. By attending or receiving this presentation you acknowledge that you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made; you will be solely responsible for your own assessment of the market and our market position; and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Stoke.

Introductory Remarks Edward M. Kaye, M.D. Chief Executive Officer

STK-001: First Potential Medicine to Treat the Underlying Cause of Dravet Syndrome Patients treated with 2 or 3 initial doses of STK-001 (70mg) experienced substantial and sustained reductions in convulsive seizure frequency, outperforming all prior dose groups Sustained reductions in convulsive seizure frequency and improvements in cognition & behavior Totality of data from these studies suggest clinical benefits for patients Median reductions after last dose & Single and multiple doses of 10mg to 70mg were generally well-tolerated Additional data anticipated in Q1 2024 following completion of Phase 1/2a studies to provide more clarity on dose and dosing regimen 80% at 3 months (n=6) 89% at 6 months (n=3)

~35,000 Seizures are not adequately controlled in 90% of people with Dravet syndrome 85% of cases caused by a HAPLOINSUFFICIENCY of the SCN1A gene people affected in the U.S., Canada, Japan, Germany, France and the UK of children and adolescents with Dravet syndrome die before adulthood, due to SUDEP1, prolonged seizures, seizure-related accidents or infections 20% Up to Dravet syndrome is not concentrated in a particular geographic area or ethnic group 50% NaV1.1 protein expression 1 out of 16,000 babies are born with Dravet syndrome RESULTING in Today: No Disease-Modifying Medicines for Dravet Syndrome 1 Sudden Unexpected Death in Epilepsy Sources: 2018 Health Advances Report; Djémié et al., Molecular Genetics & Genomic Medicine, 2016; Lagae et al., Developmental Medicine & Child Neurology, 2017; Nabbout et al., Orphanet Journal of Rare Diseases, 2013

Our Goal: Syndrome Management, Not Just Seizures No medicines available for Syndrome management STK-001 The only potential disease-modifying approach currently in the clinic for Dravet syndrome Available medicines used to control seizures: Acetazolamide Benzodiazepines Brivaracetam Cannabidiol Carbamazepine Clobazam Ethosuximide Felbamate Fenfluramine Lamotrigine Levetiracetam Mesuximide Oxcarbazepine Phenytoin Rufinamide Stiripentol Topiramate Valproate products Zonisamide Multiple medicines available for Seizure management Despite these treatments, seizures are not adequately controlled in 90% of patients with Dravet syndrome

Nonsense mediated decay (NMD) exon without TANGO-ASO Increased functional protein expression Nonsense mediated decay (NMD) exon with TANGO-ASO = 50% functional protein NMD: nonsense-mediated decay

Analysis of Phase 1/2a MONARCH and ADMIRAL Studies of STK-001 Barry Ticho, M.D., Ph.D. Chief Medical Officer

Phase 1/2a Study Designs: MONARCH (US) and ADMIRAL (UK) *Study protocol for ADMIRAL was amended to allow investigators to decide whether to administer two or three doses of STK-001 (70mg) in the ADMIRAL study before patients would be eligible to enroll in the LONGWING OLE. * SAD MAD MAD

Demographics for 74 Patients Treated With ≥1 Dose of STK-001 Enrolled Patients Have Severe Disease and are Refractory to Standard Treatments Data cutoff dates: MONARCH 13APR2023; ADMIRAL 12APR2023 and 21JUN2023  Total, n (%)  N 74 Age at Screening, y Mean (SD) 10.2 years (5.05) Median (min, max) 10.5 years (2, 18) Sex Female 39 (52.7%) Male 35 (47.3%) Number of Concomitant Anti-Seizure Medications ≥3 60 (81.1%) ≥4 37 (50.0%) Concomitant Fenfluramine % 36 (48.6%) Baseline Convulsive Seizure Frequency per 28 days  Median (min, max) 17.5 (1, 2335) Phase 1/2a MONARCH & ADMIRAL Study Demographics

Observed Effect of STK-001 on Convulsive Seizure Frequency: Available Data from 30mg, 45mg and 70mg Multiple Dose Cohorts *Dosing in Monarch at D1, D29, and D57; Dosing in Admiral at D1, D57, and D85; 70 mg patients received 2 or 3 doses; Monarch Study Ends at D224 and Admiral Study Ends at D252 n=number of patients  End of MONARCH  End of ADMIRAL

Differentiated Pattern of Response With 2 or 3 Doses of 70mg Dosing in Monarch at D1, D29, and D57; Dosing in Admiral at D1, D57, and D85; 70 mg patients received 2 or 3 doses; Monarch Study Ends at D224 and Admiral Study Ends at D252

Available Data For All Patients Treated With 2 or 3 Doses of 70mg *Dosing in Admiral at D1, D57, and D85; 70 mg patients received 2 or 3 doses; Admiral Study Ends at D252 **D1-D28: +825%, D29-D56: +626%, D57-D84: +1125%, D85-D112: +717%

Median percent change from baseline in convulsive seizure frequency *Dosing in MONARCH at D1, D29, and D57; Dosing in ADMIRAL at D1, D57, and D85; 70 mg patients received 2 or 3 doses; 1 patient in 70 mg cohort received Dose 3 late; therefore, interval does not fully extend to 3 Months After Last Dose for this patient -42% (n=8) -18% (n=16) -28% (n=17) Day 29 Through 3 Months After Last Dose Analysis

Analysis of Data Captured at 3 and at 6 Months After Last Dose Showed Substantial & Sustained Effects With 2 or 3 Doses of 70mg Median reductions of 80% at 3 months (n=6), 89% at 6 months (n=3) *28-day interval prior to 3 months and 6 months After Last Dose for all patients. 1 patient in 70 mg cohort received Dose 3 late; therefore, intervals do not extend fully to 3 and 6 months After Last Dose for this patient. 3 Months After Last Dose -45.07 -4.17 -88.73 -79.78 -19.33 -26.79 6 Months After Last Dose

*28-day interval prior to 3 months or 6 months After Last Dose for all patients. 1 patient in 70 mg cohort received Dose 3 late; therefore, interval does not extend fully to 3 and 6 months After Last Dose for this patient. 70mg MAD Ages 2 to 12 Years Ages 13 to 18 Years Ages 2 to 12 Years Ages 13 to 18 Years Median Reductions in Convulsive Seizure Frequency Observed Among All Patients With 2 or 3 Doses of 70mg at 3 and at 6 Months -50% -50%

Analyses of SWALLOWTAIL OLE Kimberly Parkerson, M.D., Ph.D. Head of Neurology Clinical Development

An open-label extension study designed to evaluate the long-term safety and tolerability of repeat doses of STK-001

Effects observed with STK-001 doses of 30mg or 45mg every four months *No exclusion for AED modification in MONARCH or SWALLOWTAIL Data cutoff dates: MONARCH 13APR2023; SWALLOWTAIL 24MAR2023 Weeks 1-4 Weeks 5-8 Weeks 9-12 Weeks 13-16 Weeks 17-20 Weeks 21-24 Weeks 25-28 Weeks 29-32 Weeks 33-36 Weeks 37-40 Weeks 41-44 Weeks 45-48 STK-001 STK-001 STK-001 MONARCH 6 Months After Last Dose SWALLOWTAIL: Maintenance Dose (30mg or 45mg) Every 4 Months OLE Data: Sustained Reductions in Convulsive Seizure Frequency

Dravet Syndrome is More Than “Just Seizures” Source: Voice of the Patient Report Published by the Dravet Syndrome Foundation, May 2022 Intellectual Disability & Developmental Delays “Over time, we have seen slow, steady decline in all areas, from speech, to mobility, endurance, loss of energy, tolerance for stimulation, stamina, etc.” Movement & Balance “We're disappointed when [our son’s] physical activity is limited and the short walk or visit that we plan with his grandmothers must now be changed to a longer wheelchair ride.” Language & Speech Disturbances “At age 19, [our son] stopped talking, seemingly losing his capacity for speech overnight. Most days he is silent, and though he can understand simple conversation he is largely unable to express himself.” Sleep Abnormalities “Every single night, he has seizures in his sleep. In addition to all of the other comorbidities of DS, he's robbed of the basic human necessity of getting a good night's sleep. This impacts our entire family, as it is hard to function on so little sleep day after day."

Vineland Adaptive Behavior Scale (VABS-III) An all-around measure of how a person performs in daily situations I would love to see him regain some speech so he can communicate and be less frustrated. Communication Daily living skills Socialization Motor skills – Barbara S., Mom of son with Dravet syndrome “ ” Source: Courtesy of The Dravet Syndrome Foundation

-2.95 -2.09 4.50 5.63 7.32 -1.00 BUTTERFLY (Natural History) SWALLOWTAIL (STK-001) *Mixed model repeated measures with AR(1) covariance structure. Baseline covariates in BUTTERFLY matched to SWALLOWTAIL. Analysis includes patients who received 30 or 45 mg for all doses in SWALLOWTAIL; BUTTERFLY sample size: n=36 at screen, n=27 at Month 12; SWALLOWTAIL sample size: n=24 at screen, n=9 at Week 48 and n=5 at Week 64. GSV = Growth Scale Value. Improving Worsening -3.94 4.28 5.07 6.25 -3.21 -2.30 SWALLOWTAIL OLE: Substantial Improvements in Receptive & Expressive Communication

SWALLOWTAIL OLE: Substantial Improvements in Gross Motor Skills

STOKE THERAPEUTICS

Vineland (VABS-III) Gross Motor


Improving
Worsening
Change GSV (95%CI)*
20
15
10
5
0
-5
-10
-15
-20
10.2
-13.9
11.0
-13.3
12.2
-12.6
Month 4
Month 8
Month 12
BUTTERFLY (Natural History)
SWALLOWTAIL (STK-001)


Titus

Are there specific activities that are important that your loved one cannot do at all or as fully as you would like because of Dravet syndrome? ¥

“ *Walking on a variety of (hard surfaces) surfaces and for long distances, including playing on jungle gyms with other children (fear of falling off the gym).* ”

**Mixed model repeated measures with AR(1) covariance structure. Baseline covariates in BUTTERFLY matched to SWALLOWTAIL. Analysis includes all patients who received 30 mg or 45 mg for all doses in SWALLOWTAIL; for gross motor, BUTTERFLY sample size: n=32 at screen, n=20 at Month 12; SWALLOWTAIL sample size: n=22 at screen, n=7 at Week 48 and n=3 at Week 64. GSV=Growth Scale Value.*

¥ Voice of the Patient Report Published by the Dravet Syndrome Foundation, May 2022

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SWALLOWTAIL OLE: Substantial Improvements in Executive Function

STOKE THERAPEUTICS

BRIEF-P Global Executive Composite (GEC)



Worsening
Improving
%Change GEC (95%CI)*
15
10
5
0
-5
-10
-15
0.95
-3.99
2.83
-5.01
5.29
-6.54
Month 4
Month 8
Month 12
BUTTERFLY (Natural History)
SWALLOWTAIL (STK-001)



BRIEF-P measures executive function in children, such as the ability to organize thoughts and have working memory.

*Mixed model repeated measures with AR(1) covariance structure. Baseline covariates in BUTTERFLY matched to SWALLOWTAIL. Analysis includes all patients who received 30 or 45 mg for all doses in SWALLOWTAIL; BUTTERFLY sample size: n=36 at screen, n=30 at Month 12; SWALLOWTAIL sample size: n=25 at screen, n=9 at Week 48 and n=5 at Week 64.

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SWALLOWTAIL OLE: Substantial Improvements in Overall Condition

STOKE THERAPEUTICS

Clinician and Caregiver Global Impression of Change scales measure a patient's overall condition



Very much worse
No change
Very much improved
Clinical Global Impression of Change
Caregiver Global Impression of Change
LS Means (95%CI)*
7
6
5
4
3
2
1
4.40
2.80
4.32
2.68
4.24
2.50
4.48
2.23
4.23
1.95
3.98
1.53
Month 4
Month 8
Month 12
BUTTERFLY (Natural History)
SWALLOWTAIL (STK-001)

*Mixed model repeated measures with AR(1) covariance structure. Baseline covariates in BUTTERFLY matched to SWALLOWTAIL. Analysis includes all patients who received 30 or 45 mg for all doses in SWALLOWTAIL. For CGI-C, BUTTERFLY sample size: n=32 at Month 3, n=29 at Month 12; and for CaGI-C, BUTTERFLY sample size: n=27 at Month 3, n=24 at Month 12. For both CGI-C and CaGI-C, SWALLOWTAIL sample size: n=25 at Week 16, n=9 at Week 48 and n=5 at Week 64. CGI and CaGI in BUTTERFLY were adapted for cognition. CGI-C=Clinical Global Impression of Change and CaGI-C=Caregiver Global Impression of Change.

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Single & Multiple Doses up to 70mg Were Generally Well Tolerated

STOKE THERAPEUTICS

MONARCH and ADMIRAL (n=74)

32% (24/74) of patients experienced a treatment-emergent adverse event (TEAE) related to study drug

Most common TEAEs related to study drug were CSF protein elevations, vomiting, and irritability

20% (15/74) had a treatment-emergent serious adverse event (TESAE). The TESAEs experienced by 14 of 15 patients were not considered related to study drug.

- 1 patient experienced Suspected Unexpected Serious Adverse Reactions (SUSARs) that the investigator attributed to STK-001. The patient completed the study.
- An amendment to the ADMIRAL study protocol allowed investigators to decide whether to administer 2 or 3 doses of STK-001 (70mg)

SWALLOWTAIL (n=44) A greater incidence of CSF protein elevations was observed compared to MONARCH & ADMIRAL

CSF protein values >50 mg/dL have been observed after dosing without any associated clinical manifestations

- 35% (26/74) of patients in MONARCH & ADMIRAL
- 64% (28/44) of patients in SWALLOWTAIL: 1 patient discontinued study treatment; 1 patient missed 1 dose

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Key Takeaways

STOKE THERAPEUTICS

Data to date support STK-001 as the first potential disease-modifying therapy for Dravet syndrome

Efficacy

- Reductions in seizures and improvements in assessments of cognition and behavior suggest clinical benefit for patients ages 2 to 18 years old
- Median reductions of 80% at 3 months (n=6) and 89% at 6 months (n=3) after last dose with 2 or 3 initial doses of 70mg

Safety

- STK-001 has been generally well-tolerated
- Most common TEAEs related to study drug were CSF protein elevations, vomiting, and irritability

Next Steps

- Data to be presented at the International Epilepsy Congress (September) and American Epilepsy Society (December)
- Additional data anticipated in Q1 2024
  - End of study for MONARCH & ADMIRAL
  - Additional SWALLOWTAIL & LONGWING OLE data

© Copyright 2023 Stoke Therapeutics
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Closing Remarks Edward M. Kaye, M.D. Chief Executive Officer

Next Steps and Path to Phase 3 Dosing complete in 70mg SAD in the US and 70mg MAD in the UK Additional data in Q1 2024 : End of study data from ADMIRAL and MONARCH More OLE data from SWALLOWTAIL (30mg, 45mg) and LONGWING (45mg) Engage with regulatory agencies to agree on Phase 3 design, including dose and dosing regimen Continue to engage with key stakeholders on plans and study design Determine cognitive and behavioral endpoints for Phase 3 study An update on Phase 3 planning anticipated in the first half of 2024

Q&A